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                                 EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors:
Mohawk Industries, Inc.


We consent to the use of our reports incorporated herein by reference.



                                    KPMG Peat Marwick LLP



Atlanta, Georgia
June 19, 1998

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